UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   January 20, 2015

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11770 President Drive, Ste. F, Boise, Idaho	83713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

5248 W. Chinden, Boise, Idaho 83713

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07

Submission of Matters to a Vote of Security Holders

On January 20, 2015, the Company’s shareholders approved three proposals at their Annual Meeting. Of the 39,917,549 shares of the Company’s Common Stock outstanding, as of the record date of December 1, 2014, 20,811,778 shares were represented at the Annual Meeting (the “Annual Meeting”). The Company's stockholders voted on the three proposals listed below, which proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting.

At the 2014 Annual Meeting of Shareholders, the shareholders of the Company: (1) elected each of the six director nominees set forth below to serve one-year terms, expiring at the 2015 Annual Meeting of Shareholders; (2) ratified and reapproved the Stock Option Plan; and, (3) ratified and reapproved the appointment of DeCoria, Maichel & Teague as independent auditors.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s Transfer Agent reported the final vote of the shareholders as follows:

Proposal 1: Annual Election of Directors

The voting results for the annual election of directors are as follows:

Name of Candidate
	For	Withheld/Against	Broker Non-Votes
E. James Collord	20,546,778	13,900	20,100
Eric T. Jones	20,568,978	12,700	21,100
Edward D. Fields	20,546,678	13,500	20,100
Larry D. Kornze	20,547,678	13,000	20,100
Douglas J. Glaspey	20,547,153	13,000	20,100
Joseph H. Baird	20,547,153	12,700	20,100

Proposal 2: Ratification and reapproval of the Stock Option Plan

The Company’s shareholders ratified and reapproved the Stock Option Plan. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
20,123,909	186,550	481,219	20,100

Proposal 3: Ratification of DeCoria, Maichel & Teague as independent auditors

The Company’s shareholders ratified the appointment of DeCoria, Maichel & Teague as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
20,776,778	100	34,900	-0-

No other items were presented for shareholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THUNDER MOUNTAIN GOLD, INC.

                       (Registrant)

  By: /s/ ERIC T. JONES

  -------------------------------------------------

Eric T. Jones

President and Chief Executive Officer

Date:  January 23, 2015